Exhibit 99.1
NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT — May 12, 2006

ANTICIPATED
		YEAR				CONTRACT/DAY-
		BUILT /	WATER			RATE	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS
This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

U.S. Gulf of Mexico (11)
Jackups (1)

Noble Eddie Paul	MLT Class 84-E.R.C.	1976/1995	390’-IC	MS — Signal Bay of Campeche	Shipyard Pemex	5/2006 6/2007	— 140-142	Completed Apache contract on 4/2/2006 (a). Rig scheduled to be down for +/- 50 days for inspection and refurbishments, then to Mexico for one-year modified bareboat contract with Pemex, which is expected to commence on +/- 6/1/2006.

Semisubmersibles (7)

Noble Clyde Boudreaux (b)	F&G 9500 Enhanced Pacesetter	1987/1999	10,000’	MS — Signal	Shipyard	3/2007	—
					Shell	3/2009	209-211	Two-year contract with Shell to commence after
upgrade in 1Q 2007.

Noble Paul Romano (b)	Noble EVA 4000TM	1981/1998	6,000’	Green Canyon 518	Anadarko	6/2007	324-326	Anticipate +/- seven days of downtime in 4Q 2006 for regulatory inspection.

Noble Jim Thompson (b)	Noble EVA 4000TM	1984/1999	6,000’	Mississippi Canyon 765	Shell	12/2006	314-316	In negotiation with Shell for contract extension.

Noble Amos Runner (b)	Noble EVA 4000TM	1982/1999	6,600’	Green Canyon 683	Kerr-McGee	1/2007	196-198
					Kerr McGee	1/2008	329-331	Rate effective 1/9/2007.

Noble Max Smith (b)	Noble EVA 4000TM	1980/1999	6,000’	Garden Banks 243	Amerada Hess	3/2008	304-306	Rate effective 3/20/2006.

Noble Lorris Bouzigard (c)	IPF Pentagone	1975/2003	4,000’	Green Canyon 82	W&T Mariner Shipyard Walter O&G Mariner	5/2006 7/2006 10/2006 11/2006 12/2007	139-141 172-173 — 129-131 172-173	To commence 15-month extension with Mariner on +/- 6/2006 for two wells, then to shipyard for +/- 75 days for upgrades utilizing aluminum alloy riser. Following upgrades, will commence one well with Walter O&G for +/- 45 days then complete 15-month term with Mariner.

Noble Therald Martin	IPF Pentagone	1977/2003	4,000’	East Breaks 558 In-transit Brazil	Kerr-McGee Shipyard Petrobras Petrobras	6/2006 7/2006 9/2006 9/2010	119-121 — 108-109 113-115	Four-year contract with Petrobras, plus a maximum 15% performance bonus. The Petrobras contract will commence following completion of the rig’s work for Kerr-McGee and estimated one month of shipyard mooring system upgrades. Cost of mobilization to Brazil paid for by Petrobras, with the rig on a moving rate during mobilization (limited to 60 days).

Noble Joe Alford	Pace 85	1982/1997	85’-C	Vermillion 52	Arena Arena — Options	6/2006 8/2006	46-48 69-71	Shipyard upgrades completed and Arena contract commenced 4/9/2006. Options: Two wells.
					Shipyard	9/2006	—	Rig scheduled for +/- 30 days of downtime in 3Q 2006 for engine upgrades.

Noble Lester Pettus	Pace 85	1982/1997	85’-C	Breton Sound 52	Century Shipyard Century	9/2006 11/2006 3/2007	57-59 — 74-76	Century Exploration contract commenced on 3/16/2006. Rig scheduled for +/- 60 days of downtime in 3Q 2006 for upgrades. New rate effective 9/16/2006.

Noble Fri Rodli	Transworld	1979/1998	70’-C	Galveston 214	Hellis EPL	5/2006 6/2006	74-76 74-76	Anticipate +/- three days of downtime in 4Q 2006.

(a)	Terms of contract confidential per agreement with operator

(b)	Unit will be upgraded to the NC-5sm mooring standards, which meet 100-year storm criteria.

(c)	Rig to be upgraded to 4,000’ utilizing aluminum alloy riser.

ANTICIPATED
		YEAR				CONTRACT/DAY-
		BUILT /	WATER			RATE	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS
International (51) (d)
Mexico Jackups (9) (e)

Noble Bill Jennings	MLT Class 84-E.R.C.	1975/1997	390’-IC	Bay of Campeche	Pemex	5/2007	74-76	Anticipate +/- eight days of downtime in 3Q 2006 for regulatory inspection.

Noble Leonard Jones	MLT Class 53-E.R.C.	1972/1998	390’-IC	Bay of Campeche	Pemex	6/2007	70-71	Anticipate +/- eight days of downtime in 2Q 2006 for regulatory inspection.

Noble Lewis Dugger	Levingston Class 111-C	1977/1997	300’-IC	Bay of Campeche	Pemex	5/2007	64-65

Noble Gene Rosser	Levingston Class 111-C	1977/1996	300’-IC	Bay of Campeche	Pemex	10/2006	66-68	LOI with Pemex for contract scheduled to commence 11/1/2006 @ $166-168 for 415 days. Anticipate +/- 15 days of downtime in 4Q 2006 for regulatory inspection between contracts.

Noble Sam Noble	Levingston Class 111-C	1982	300’-IC	Bay of Campeche	Pemex	9/2007	64-65	Anticipate +/- ten days of downtime in 2Q 2007 for regulatory inspection.

Noble John Sandifer	Levingston Class 111-C	1975/1995	300’-IC	Bay of Campeche	Pemex	6/2007	64-65	Anticipate +/- ten days of downtime in 2Q 2006 for regulatory inspection.

Noble Johnnie Hoffman	Baker Marine BMC 300 IC	1976/1993	300’-IC	Bay of Campeche	Pemex	7/2007	64-65	Anticipate +/- ten days of downtime in 4Q 2006 for regulatory inspection.

Noble Earl Frederickson	MLT Class 82-SD-C	1979/1999	250’-IC	Bay of Campeche	Pemex	8/2006	39-40	Anticipate +/- ten days of downtime in 3Q 2006 for regulatory inspection.

Noble Tom Jobe	MLT Class 82-SD-C	1982	250’-IC	Bay of Campeche	Pemex	8/2007	119-121	Pemex contract commenced 4/7/2006.

Brazil Semisubmersible (1)

Noble Paul Wolff	Noble EVA 4000TM	1981/1998	8,900’-DP	Brazil	Petrobras	12/2006	163-165	Shipyard upgrades completed and Petrobras contract recommenced on 4/5/2006. Eligible for a maximum 20% performance bonus.
					Petrobras	12/2009	213-215	Rate contingent upon upgrade of unit to 10,000’ water depth capability utilizing aluminum alloy riser. Eligible for a maximum 15% performance bonus.
					Petrobras — Downtime Extension	6/2010	213-215	Petrobras can extend contract for contractor responsible downtime (to date — 170 days). Anticipated contract dayrate expiration assuming Petrobras extension for contractor responsible downtime.

Brazil Drillships (3)

Noble Roger Eason	Neddrill	1977/2005	7,200’-DP	Brazil	Petrobras	4/2007	96-97
					Petrobras	4/2010	136-138	Rate effective 4/13/2007. Eligible for a maximum 15% performance bonus.
					Petrobras — Downtime Extension	6/2010	136-138	Petrobras can extend contract for contractor responsible downtime (to date — 55 days). Anticipated contract/dayrate expiration assuming Petrobras extension for contractor responsible downtime.

Noble Leo Segerius	Gusto Engineering Pelican Class	1981/2002	5,600’-DP	Brazil	Petrobras	7/2008	123-125	Eligible for a maximum 10% performance bonus. Anticipate +/- 28 days of downtime commencing +/- 7/2007 for regulatory inspection and refurbishments.
					Petrobras — Downtime Extension	9/2008	123-125	Petrobras can extend contract for contract-defined downtime (to date — 72 days). Anticipated contract/dayrate expiration assuming Petrobras extension for downtime.

Noble Muravlenko	Gusto Engineering Pelican Class	1982/1997	4,600’-DP	Brazil	Petrobras	3/2007	81-82	Eligible for a maximum 10% performance bonus.
					Petrobras	3/2009	119-121	Rate effective 3/17/2007. Eligible for a maximum 15% performance bonus.
					Petrobras — Downtime Extension	4/2009	119-121	Petrobras can extend contract for contractor responsible downtime (to date — 17 days). Anticipated contract/dayrate expiration assuming Petrobras extension for contractor responsible downtime.

Note: The entity that owns this rig is fully consolidated; however, there is a minority interest holder for 18%.

(d)	The amount shown in the “Dayrate” column reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless specified otherwise. In various international markets, the Company contracts with certain parties for the provision of certain local services and advice. Compensation paid to such parties by the Company typically is based on a percentage of the drilling contract’s daywork operating rate, and the Company accounts for such payments in its financial statements in the contract drilling services operating costs and expenses line item.

(e)	Listed rigs are modified bareboat charter; cost structure varies by region.

ANTICIPATED
		YEAR				CONTRACT/DAY-
		BUILT /	WATER			RATE	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS
North Sea Jackups (8)
Noble Julie Robertson	Baker Marine Europe Class	1981/2000	390’-IC (f)	United Kingdom	Gaz de France EON Venture Venture Venture Venture	5/2006 7/2006 8/2006 10/2006 6/2007 6/2008	67-69 67-69 109-110 65-67 109-110 164-166

Noble Al White	CFEM T-2005 C	1982/1997	360’-IC	Netherlands	Wintershall	7/2006	89-91
					RWE	1/2007	124-126
					RWE — Options	3/2008	124-126	Options: Four wells. Estimated time for each well is 90-100 days.

Noble Byron Welliver	CFEM T-2005 C	1982	300’-IC	Denmark	Maersk Maersk Maersk Maersk — Options Maersk — Options	9/2006 9/2007 9/2008 9/2009 9/2010	73-75 83-85 181-183 209-211 219-221

Noble Kolskaya	Gusto Engineering	1985/1997	330’-IC	Netherlands	Wintershall Wintershall	12/2006 12/2007	103-104 169-171	Rig operates under a bareboat charter agreement to Noble under which Noble retains 30% of the rig’s operating profits as defined in the agreement.

Noble George Sauvageau	Neddrill	1981	250’-IC	Netherlands	Shell	3/2007	105-107	Shell contract commenced on 3/21/2006.

Noble Ronald Hoope	MSC/CJ46	1982	250’-IC	United Kingdom	Gaz de France Gaz de France	12/2006 12/2007	102-103 183-185

Noble Piet van Ede	MSC/CJ46	1982	250’-IC	Netherlands	Gaz de France Gaz de France	12/2006 12/2007	97-98 183-185

Noble Lynda Bossler	MSC/CJ46	1982	250’-IC	United Kingdom	Wintershall Wintershall	12/2006 12/2007	99-100 142-143

North Sea Semisubmersible (1)
Noble Ton van Langeveld	Offshore SCP III Mark 2	1979/2000	1,500’	United Kingdom	Maersk Shipyard	4/2007 5/2007	201-202 -	One-year contract with Maersk commenced 4/5/2006. Anticipate +/- 30 days of downtime in 2Q 2007 for upgrades and regulatory inspection.
					Venture	5/2008	247-248

West Africa Jackups (6)
Noble Tommy Craighead	F&G L-780 MOD II-IC	1982/1990	300’-IC	Nigeria	Addax	1/2007	107-109	Anticipate +/- seven days of downtime in 3Q 2006 for upgrades.
					To be announced	1/2009	170-171	Binding Letter of Intent in place. New rate effective 1/17/2007.

Noble Percy Johns	F&G L-780 MOD II-IC	1981/1995	300’-IC	Nigeria	ExxonMobil ExxonMobil	3/2006 3/2007	50-52 117-118	Rate effective 3/26/2006. Anticipate +/- 15 days of downtime in 2Q 2006 for regulatory inspection.

Noble Roy Butler	F&G L-780 MOD II-IC	1982/1996	300’-IC (g)	Nigeria	Chevron	5/2006	51-53	Anticipate +/- three days of downtime in 2Q 2006 for regulatory inspection.
					Chevron	5/2008	129-131	Rate effective 5/15/2006.

Noble Ed Noble	MLT Class 82-SD-C	1984/1990	250’-IC	Nigeria	ExxonMobil	9/2006	46-48	Anticipate +/- five days of downtime in 2Q 2006 for regulatory inspection.

Noble Lloyd Noble	MLT Class 82-SD-C	1983/1990	250’-IC	Nigeria	Chevron	5/2006	49-51	Anticipate +/- 14 days of downtime in 2Q 2006 at standby rate of $47-48.
					Chevron	5/2008	127-129	Rate effective 5/21/2006.

Noble Don Walker	Baker Marine BMC 150-SD	1982/1992	150’-IC	Nigeria	Shell	4/2007	82-84	Contract with Shell commenced on 4/24/2006. Anticipate +/- five days of downtime in 2Q 2006 for equipment repairs between contracts.

West Africa Semisubmersible (1)
Noble Homer Ferrington	F&G 9500 Enhanced Pacesetter	1985/2000	6,000’	Nigeria	ExxonMobil ExxonMobil — Options	8/2006 12/2007	128-130 128-130	Experienced two days of downtime in 2Q 2006 for equipment repairs.
ExxonMobil has options for eight additional wells from +/- 8/2006, which would extend the contract through +/- 12/2007 (four of these eight option wells have been exercised to date).

(f)	Leg extensions fabricated to enable the rig to operate in up to 390’ of water in a non-harsh environment.

(g)	Rig is currently equipped to operate in 250’ of water. Leg extensions fabricated to enable the rig to operate in up to 300’ of water.

ANTICIPATED
		YEAR				CONTRACT/DAY-
		BUILT /	WATER			RATE	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS
Arabian Gulf Jackups (14)

Noble Kenneth Delaney	F&G L-780 MOD II-IC	1983/1998	300’-IC	UAE (Abu Dhabi)	NDC	6/2007	50-51

Noble George McLeod	F&G L-780 MOD II-IC	1981/1995	300’-IC	UAE (Abu Dhabi)	NDC	6/2007	50-51	Anticipate +/- 21 days of downtime for regulatory inspection in 4Q 2006.

Noble Jimmy Puckett	F&G L-780 MOD II-IC	1982/2002	300’-IC	Qatar	RasGas	5/2007	55-57
					RasGas — Options	TBD	60-72	Options: Nine wells @ $60; nine wells @ $66, nine wells @ $72. Estimated time to complete each well is +/- 45 days.

Noble Harvey Duhaney	Levingston Class 111-C	1976/2001	300’-IC	Qatar	Total	2/2008	84-86
					Total — Option	2/2009	98-100	Option: One year. Anticipate +/- 20 days of downtime in 2Q 2006 for upgrades and regulatory inspection.

Noble Gus Androes	Levingston Class 111-C	1982/1996	300’-IC	UAE (Abu Dhabi)	Total ABK	8/2006	67-69
					Total ABK — Extensions	2/2007	70-72	Extensions: Renewable every six months, dayrate increases/decreases capped at 5%. Total has requested the next six month extension.

Noble Roy Rhodes	MLT 116-C	1979	300’-IC (h)	UAE (Dubai)	DPC	1/2007	67-69

Noble Gene House	Modec 300-C	1981/2004	300’-IC	Qatar	Dolphin Energy	1/2007	59-60
					Shell	7/2007	102-104

Noble Cees van Diemen	Modec 300-C	1981/2004	300’-IC	Qatar	RasGas RasGas	11/2006 3/2007	54-56 59-61
					RasGas — Options	9/2007	59-61	Options: Two wells. Estimated time to complete each well 60-120 days.

Noble David Tinsley	Modec 300-C	1981/2004	300’-IC	Qatar	RasGas	9/2006	54-56
					Shipyard RasGas RasGas	10/2006 2/2007 6/2007	43-45 49-51 54-56	Anticipate +/- 30 days of downtime in 4Q 2006 for regulatory inspections; will receive standby rate of $44. Contract suspension +/- 120 days @ $50 (Noble has right to market rig during this period).
					RasGas — Option	1/2008	61-63	Option: 200 days.

Noble Mark Burns	Levingston Class 111-C	1980/2005	300’-IC	Qatar	RasGas RasGas — Options	1/2007 1/2008	60-61 72-88	Options: Two wells @ $72, two wells @ $80, two wells @ $88. Estimated time to complete each well 45-60 days.

Noble Chuck Syring	MLT Class 82-C	1976/1996	250’-IC	Qatar	QatarGas 3	7/2006	50-52
					Shipyard Maersk	8/2006 8/2007	- 119-121	Anticipate +/- 30 days of downtime in 3Q 2006 between contracts for upgrades and regulatory inspection.

Noble Charles Copeland	MLT Class 82-SD-C	1979/2001	280’-IC	Qatar	RasGas RasGas	6/2006 10/2006	70-72 76-78
					RasGas — Options	6/2007	83-88	Options: Two wells @ $83, two wells @ $88. Estimated time to complete each well is 45-60 days.

Noble Dhabi II	Baker Marine BMC 150	1982	150’-IC	UAE (Abu Dhabi)	ADOC	5/2006	39-40
					Shipyard	7/2006	34-36	Anticipate +/- 60 days of downtime in 3Q 2006 for upgrades and regulatory inspection.
					ADOC	7/2008	59-60	Will receive $35 dayrate while in shipyard (capped at 60 days). Rate effective +/- 7/15/2006.

Noble Dick Favor	Baker Marine BMC 150	1982/2005	150’-IC	Qatar	Anadarko/Wintershall	8/2006	59-61	Contract with Anadarko/Wintershall commenced on 4/11/2006.
					Anadarko — Option	9/2006	59-61	Option: One well. Estimated time to complete 30-45 days.
					QatarGas 3 & 4	6/2007	91-93	The contract with QatarGas 3 & 4 is for 700 days, and those days remaining after 6/2007 are @ $98-99 with rig to be determined.

Mediterranean Jackup (1) (e)

Noble Carl Norberg	MLT Class 82-C	1976/1966	250’-IC	Croatia	CROSCO / INAgip	7/2006	56-57	Rig bareboat chartered to Crosco which contracted with INAgip.
					In-transit	8/2006	71-73	Cost of mobilization paid for by Amerada Hess, with the rig on a moving rate during mobilization (limited to 21 days)
				Equatorial Guinea	Amerada Hess	4/2008	73-75

India Jackups (2) (e)
Noble Ed Holt	Levingston Class 111-C	1981/1994	300’-IC	India	Jindal/ONGC	6/2009	82-83	Jindal/ONGC contract rate of $48-49 expired and new rate commenced on 4/16/2006. Anticipate +/- 90 days of downtime in 4Q 2006 for upgrades and regulatory inspection. Rig bareboat chartered to Jindal which contracted with ONGC.

Noble Charlie Yester	MLT 116-C	1979	300’-IC	India	Discovery/ONGC	12/2006	51-52	Received LOI for three-year extension with Discovery/ONGC @ $130-131 in direct continuation of current contract. Rig bareboat chartered to Discovery which contracted with ONGC.

(e)	Listed rigs are modified bareboat charter; cost structure varies by region.

(h)	Rig is currently equipped to operate in 250’ of water.

						ANTICIPATED
		YEAR				CONTRACT/DAY-
		BUILT /	WATER			RATE	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS
Far East Semisubmersibles (3)
Noble Dave Beard	F&G 9500 Enhanced Pacesetter	1986	10,000’	Dalian, China — DSIC	Shipyard	3/2008	-	Received a five-year contract with Petrobras, plus a maximum 15% bonus.
				In-transit	Petrobras	5/2008	208-210	Mobilization cost paid for by Petrobras (limited to 75 days).
				Brazil	Petrobras	5/2013	219-220	Commencement of operations in Brazil is scheduled for 30 months after contract signing, estimated to be +/- 2Q 2008.

Noble Danny Adkins — Newbuild	Trosvik Bingo 9000	1999	12,000’ (i)	Singapore — Jurong U.S. Gulf	Shipyard Shell	2/2009 2/2013	- 417-419	Four-year contract with Shell following upgrade of baredeck hull to 12,000’ water depth capability. Estimated delivery is 1Q 2009.

Noble Bingo 9000 Rig 4	Trosvik Bingo 9000	1999	12,000’ (i)	In-transit — Singapore - Jurong	Shipyard		-	Baredeck hull.

Far East Jackups (2)
Noble Roger Lewis — Newbuild	F&G JU-2000E	2007	400’-IC	Dalian, China — DSIC In-transit Qatar	Shipyard Shell Shell	8/2007 9/2007 9/2009	- 40-42 104-106	Two-year contract with Shell. Contract to commence following construction of rig which is expected to be completed in 3Q 2007.

Noble Hans Deul — Newbuild	F&G JU-2000E	2008	400’-IC	Dalian, China — DSIC In-transit TBD	Shipyard Shell Shell	2/2008 4/2008 4/2010	- 40-42 104-106	Two-year contract with Shell. Contract to commence following construction of rig which is expected to be completed in 1Q 2008.

(i)	Baredeck hull constructed as capable to operate in 10,000’ of water.